                                 Exhibit 10.17


                               CIENA CORPORATION

                                  NONQUALIFIED

                     MANAGEMENT DEFERRED COMPENSATION PLAN

                        EFFECTIVE AS OF JANUARY 1, 1998

                               TABLE OF CONTENTS

ARTICLES                                                            PAGE
--------                                                            ----

1.     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . 1

1.01   BASE SALARY  . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.02   BENEFICIARY  . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.03   BOARD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.04   BONUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.05   COMMITTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.06   COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.07   COMPANY DISCRETIONARY CONTRIBUTIONS  . . . . . . . . . . . . . 2
1.08   DEFERRAL ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . 2
1.09   DEFERRALS  . . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.10   DEFERRAL ELECTION FORM . . . . . . . . . . . . . . . . . . . . 2
1.11   EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . 2
1.12   FISCAL YEAR  . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.13   FORFEITURE . . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.14   INVOLUNTARY TERMINATION OF EMPLOYMENT  . . . . . . . . . . . . 2
1.15   PARTICIPANT  . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.16   PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
1.17   PLAN YEAR  . . . . . . . . . . . . . . . . . . . . . . . . . . 3
1.18   QUARTER  . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
1.19   RABBI TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . 3
1.20   TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
1.21   VALUATION DATE . . . . . . . . . . . . . . . . . . . . . . . . 3
1.22   VESTED . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
1.23   VOLUNTARY TERMINATION OF EMPLOYMENT  . . . . . . . . . . . . . 3

2.     ELIGIBILITY AND PARTICIPATION  . . . . . . . . . . . . . . . . 3

2.01   ELIGIBLE PERSONS . . . . . . . . . . . . . . . . . . . . . . . 3
2.02   PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . 3
2.03   DATE OF ENTRY  . . . . . . . . . . . . . . . . . . . . . . . . 3
2.04   APPLICATION FOR PARTICIPATION  . . . . . . . . . . . . . . . . 4
2.05   LIMITATION ON PARTICIPANTS . . . . . . . . . . . . . . . . . . 4
2.06   REMOVAL FROM PARTICIPATION . . . . . . . . . . . . . . . . . . 4

3.     PARTICIPANT DEFERRALS & COMPANY CONTRIBUTIONS  . . . . . . . . 4

3.01   PARTICIPANT DEFERRALS  . . . . . . . . . . . . . . . . . . . . 4
3.02   COMPANY CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . 6

4.     INVESTMENT OF DEFERRAL ACCOUNT . . . . . . . . . . . . . . . . 6

4.01   PARTICIPANT ELECTION . . . . . . . . . . . . . . . . . . . . . 6
4.02   CHANGE OF INVESTMENT ELECTION  . . . . . . . . . . . . . . . . 6
4.03   INVESTMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . 6

5.     VESTING AND FORFEITURE OF BENEFITS . . . . . . . . . . . . . . 7

5.01   PARTICIPANT DEFERRAL . . . . . . . . . . . . . . . . . . . . . 7
5.02   COMPANY CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . 7

6.     DEFERRAL ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . 7

6.01   DEFERRAL ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . 7
6.02   QUARTERLY REPORTS  . . . . . . . . . . . . . . . . . . . . . . 8
6.03   TITLE TO ASSETS  . . . . . . . . . . . . . . . . . . . . . . . 8
6.04   UNFUNDED ARRANGEMENT . . . . . . . . . . . . . . . . . . . . . 8
6.05   NOTICE OF INSOLVENCY . . . . . . . . . . . . . . . . . . . . . 8
6.06   RETURN OR DIVERSION OF ASSETS  . . . . . . . . . . . . . . . . 9
6.07   ANNUAL EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . 9

7.     BENEFIT DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . 9

7.01   IN GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . 9
7.02   COMMENCEMENT OF BENEFITS . . . . . . . . . . . . . . . . . . . 9
7.03   INVOLUNTARY TERMINATION OF EMPLOYMENT  . . . . . . . . . . . . 9
7.04   SCHEDULED IN-SERVICE WITHDRAWALS . . . . . . . . . . . . . .  10
7.05   NONSCHEDULED IN-SERVICE WITHDRAWALS  . . . . . . . . . . . .  11
7.06   HARDSHIP DISTRIBUTIONS - WITHDRAWAL OF DEFERRALS . . . . . .  11
7.07   DEATH BENEFITS . . . . . . . . . . . . . . . . . . . . . . .  11
7.08   TAX LIABILITY  . . . . . . . . . . . . . . . . . . . . . . .  12

8.     ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . .  12

8.01   RESPONSIBILITIES AND POWERS OF COMMITTEE . . . . . . . . . .  12
8.02   INTERPRETATION OF PLAN . . . . . . . . . . . . . . . . . . .  12

9.     APPLICATION FOR BENEFITS AND CLAIMS PROCEDURE  . . . . . . .  13

9.01   NOTICE OF DENIAL OF BENEFIT  . . . . . . . . . . . . . . . .  13
9.02   APPEALS PROCEDURE  . . . . . . . . . . . . . . . . . . . . .  13

10.    GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . .  13

10.01  NO ALIENATION OR ASSIGNMENT OF BENEFITS  . . . . . . . . . .  13
10.02  NO CONTRACT OF EMPLOYMENT  . . . . . . . . . . . . . . . . .  14
10.03  OTHER RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .  14
10.04  HEIRS, ASSIGNS AND SUCCESSORS  . . . . . . . . . . . . . . .  14
10.05  AMENDMENT OR TERMINATION . . . . . . . . . . . . . . . . . .  14
10.06  SEVERABILITY OF PROVISIONS . . . . . . . . . . . . . . . . .  14
10.07  CONTROLLING LAW  . . . . . . . . . . . . . . . . . . . . . .  14
10.08  GRAMMATICAL CONSTRUCTION . . . . . . . . . . . . . . . . . .  14
10.09  UNAUTHORIZED REPRESENTATIONS . . . . . . . . . . . . . . . .  14
10.10  DESIGNATION OF DEATH BENEFIT BENEFICIARY . . . . . . . . . .  14
10.11  EFFECT OF CHANGE OF CONTROL. . . . . . . . . . . . . . . . .  15

                                  NONQUALIFIED

                     MANAGEMENT DEFERRED COMPENSATION PLAN

                                       OF

                               CIENA CORPORATION


                          EFFECTIVE:  JANUARY 1, 1998

                 WHEREAS, CIENA Corporation ("CIENA") has decided to establish a deferred compensation plan for a select group of its key management and highly compensated employees;

                 WHEREAS, the purpose of this Plan is to provide eligible executives with a tax-deferred savings program through their voluntary deferrals of Base Salary and Bonus and the allocation of Company Discretionary Contributions.

                 NOW, THEREFORE, the Nonqualified Management Deferred Compensation Plan of CIENA Corporation is hereby adopted in accordance with the following terms and conditions:

                            ARTICLE 1 - DEFINITIONS

                 Unless the context or subject matter otherwise requires, the following definitions shall govern the Plan:

                 SECTION 1.01 BASE SALARY - the salary established by the Company which is to be earned by a Participant during a calendar year.

                 SECTION 1.02 BENEFICIARY - a person (other than a Participant) who is entitled to receive benefits under the Plan because of his designation for such benefits by a Participant under the provisions of this Plan.

                 SECTION 1.03     BOARD - the Board of Directors of CIENA
                 Corporation.

                 SECTION 1.04 BONUS - incentive compensation provided to a Participant by the Company each Quarter.

                 SECTION 1.05 COMMITTEE - the Management Committee appointed by the Board to administer the Plan.

                 SECTION 1.06     COMPANY - CIENA Corporation and its
                 successors.

                 SECTION 1.07 COMPANY DISCRETIONARY CONTRIBUTIONS - the contributions made by the Company to the Rabbi Trust pursuant to the provisions of Section 3.02 of the Plan.

                 SECTION 1.08 DEFERRAL ACCOUNT - the separate account established for each Participant pursuant to the provisions of
                 Article 6 of the Plan, which is credited with Company Discretionary Contributions and Deferrals made on the Participant's behalf. To the extent necessary to reflect different vesting schedules and/or distribution dates, a Participant's Deferral Account can include multiple sub-accounts.

                 SECTION 1.09 DEFERRALS - the portion of a Participant's Base Salary and Bonus which is deferred and contributed to the Rabbi Trust by the Company on behalf of a Participant pursuant to the provisions of Article 3 of the Plan.

                 SECTION 1.10 DEFERRAL ELECTION FORM - the form designated by the Company for use by Participants to contribute Deferrals to the Plan, designate the investment of the Deferral Account, and select the timing and form of the distribution subject to Sections 3.01, 7.01 and 7.02. The execution and filing of this Form with the Committee is subject to Board approval.
                 The Form may be changed at any time by the Board.

                 SECTION 1.11     EFFECTIVE DATE - January 1, 1998.

                 SECTION 1.12     FISCAL YEAR  - November 1 - October 31.

                 SECTION 1.13 FORFEITURE - that portion of a Participant's Deferral Account which is not Vested.

                 SECTION 1.14 INVOLUNTARY TERMINATION OF EMPLOYMENT - events which result in a separation from service with the Company and which are generally not initiated by a Participant, including but not limited to a layoff, disability, or discharge by the Company for any reason.

                 SECTION 1.15 PARTICIPANT - an employee of the Company who has been designated by the Committee for participation in the Plan.

                 SECTION 1.16 PLAN- this Nonqualified Management Deferred Compensation Plan and any modification, amendment, extension or renewal thereof.

                 SECTION 1.17 PLAN YEAR - the calendar year ending each December 31.

                 SECTION 1.18     QUARTER - every three months of the Fiscal
                 Year.

                 SECTION 1.19 RABBI TRUST - the grantor trust within the meaning of Section 671 of the Internal Revenue Code established pursuant to the Trust Agreement, as amended and restated, effective as of January 1, 1998, between the Company and Crestar Bank.

                 SECTION 1.20 TRUSTEE - means Crestar Bank unless the Company delegates another person or entity to act as the trustee pursuant to the Trust Agreement.

                 SECTION 1.21     VALUATION DATE - the last day of each month.

                 SECTION 1.22 VESTED - a Participant's nonforfeitable interest in a portion of his Deferral Account. A Participant's Vested interest shall be determined in accordance with the provisions of Article 5 of the Plan.

                 SECTION 1.23 VOLUNTARY TERMINATION OF EMPLOYMENT - events, other than those classified as an Involuntary Termination of Employment, which are initiated by the Participant and which result in a separation from service with the Company. For purposes of this Plan, a Participant's death will constitute a Voluntary Termination of Employment.

                   ARTICLE 2 - ELIGIBILITY AND PARTICIPATION

                 SECTION 2.01 ELIGIBLE PERSONS. As of the Effective Date, eligibility to participate in the Plan is limited to the individuals listed on Attachment A.

                 SECTION 2.02 PARTICIPATION. The Committee may designate additional persons who may participate in the Plan. The Committee must notify in writing the person of his designation to participate in the Plan.

                 SECTION 2.03     DATE OF ENTRY.   A person listed on
Attachment A shall become a Participant on the Effective Date of this Plan. Those persons who are designated to participate in the Plan on or after the Effective Date shall become a Participant on the date they are notified in writing of their designation to participate in the Plan.

                 SECTION 2.04 APPLICATION FOR PARTICIPATION. A person who is eligible to participate in this Plan must initially complete a Deferral Election Form and a life insurance application. If a Participant fails to submit either form in a timely manner, he will be deemed to have elected not to participate in the Plan and will be ineligible to make Deferrals and receive an allocation of the Company Discretionary Contributions.

                 SECTION 2.05 LIMITATION ON PARTICIPANTS. The Committee, in its sole discretion, may determine who qualifies as a Participant and may change the criteria at any time. The effective date of any such change shall be determined by the Committee.

                 SECTION 2.06 REMOVAL FROM PARTICIPATION. The Committee may terminate a Participant's participation for any reason. A Participant who is prospectively terminated from participating in this Plan is ineligible to make Deferrals or receive an allocation of Company Discretionary Contributions.

          ARTICLE 3 - PARTICIPANT DEFERRALS AND COMPANY CONTRIBUTIONS

                 SECTION 3.01 PARTICIPANT DEFERRALS. As set forth more fully below, a Participant may defer a portion of his annual Base Salary which would otherwise be earned and payable for the Plan Year, and/or Bonus, which would otherwise be earned and payable for the first Quarter of the Fiscal Year after the Effective Date of this Plan and each subsequent 12-month period, respectively, by executing a Deferral Election Form pursuant to this Section. Subject to the rules set forth by the Committee, the minimum Deferral is five thousand dollars ($5,000) and, subject to the limitations set forth below, the maximum Deferral is one hundred percent (100%) of the Participant's annual Base Salary and Bonus. No deferral election shall reduce a Participant's compensation below the amount necessary to satisfy the following obligations: applicable employment taxes (e.g., FICA/Medicare) on amounts deferred; withholding requirements of an employer-sponsored benefit plan; or income tax withholding for compensation that cannot be deferred.

                 (a)      SALARY DEFERRAL CONTRIBUTION.

                          (i)     SUBMISSION OF DEFERRAL ELECTION FORM. Each
Participant who wishes to participate in the Plan and defer a portion of his Base Salary must submit a Deferral Election Form to the Committee no later than December 15 of the Plan Year preceding the Plan Year with respect to which the election is to be initially effective. The

Deferral Election Form, once properly completed and submitted to the Committee, shall be effective as of the first pay period of the following Plan Year. In the case of a person who becomes a Participant for the first time (including all Participants listed on Attachment A) after the Effective Date, the Deferral Election Form must be filed with the Committee no later than thirty
(30) days after he becomes eligible to participate in the Plan. However, such election shall be prospective and shall apply only to Base Salary earned after the election is made. Unless a Participant files a new Deferral Election Form by December 15th of any subsequent Plan Year, the existing Deferral Election Form shall remain effective for subsequent Plan Years.

                          (ii)    MODIFICATION OF SALARY DEFERRAL CONTRIBUTION.
An election under Section 3.01(a) may only be increased, decreased, or terminated by filing a new Deferral Election Form by December 15th of the Plan Year (or First Plan Year, if applicable) prior to the effective date of the change. Any such modification will become effective as of the first pay period of the following Plan Year. If a Participant has terminated his deferral election with respect to Base Salary, no further deferrals of Base Salary shall be permitted until the next Plan Year.

                          (iii)   DEFERRAL PERIOD.  The Deferral Election Form
will establish the deferral period for the Base Salary. The deferral period shall begin on the first day of the Plan Year with respect to which the Deferral Election Form is filed (or, in the case of Participants becoming eligible mid-year, on the first day of a pay period following the filing of a Deferral Election Form). The deferral period shall end as determined under
Article 7. The Participant may designate different deferral periods for the Base Salary contributed in each Plan Year by filing a separate Deferral Election Form in accordance with Section 3.01(a)(i).

                 (b)      BONUS DEFERRAL CONTRIBUTION.

                          (i)     SUBMISSION OF DEFERRAL ELECTION FORM.  Each
Participant who wishes to participate in the Plan must submit a Deferral Election Form to the Committee no later than December 15 of each Plan Year.
The Deferral Election Form, once properly completed and submitted to the Committee, shall be effective for the Bonus earned between February 1, 1998 and January 31, 1999. In the case of a person who becomes a Participant after the Effective Date, the Deferral Election Form must be filed with the Committee no later than thirty (30) days after he becomes eligible to participate in the Plan. The Deferral Election Form with respect to the Bonus is effective for one 12-moth period only. A Participant must file a new Deferral Election Form by December 15th of each Plan Year in order to defer the Bonus which is earned during the subsequent 12-month period commencing each February 1.

                          (ii)    DEFERRAL PERIOD.  The Deferral Election Form
will establish the deferral period for the Bonus. The deferral period shall begin each February 1 (or, in the case of Participants becoming eligible mid-year, the first day of a pay period following the filing of a Deferral Election Form). The deferral period shall end as determined under Article 7. The Participant may designate different deferral periods by filing a separate Deferral Election Form for each Bonus in accordance with Section 3.01(b)(i).

                 SECTION 3.02     COMPANY CONTRIBUTIONS.   The Company, in its
sole and absolute discretion, may make a Company Discretionary Contribution to the Rabbi Trust. The Contribution may be made on an annual basis commencing with and including the Company's current Fiscal Year. The Company shall determine the amount of the discretionary contribution, which Participants are eligible to share in the allocation of the Company contribution, and how the contribution will be allocated among the Participants' Deferral Accounts, and the timing and form in which amounts attributable to the contribution will be distributed under Section 7.01 and 7.02.

                   ARTICLE 4 - INVESTMENT OF DEFERRAL ACCOUNT

                 SECTION 4.01 PARTICIPANT ELECTION. The Committee may (but is not required to) invest the funds reflected in the Deferral Account of a Participant in accordance with the Participant's direction. The Participant may elect to have a specified percentage invested in one or more investment fund(s) as set forth on Attachment B provided that the specified percentage is in whole numbers, the minimum designation is ten percent (10%) and the sum of the percentages allocated does not exceed one hundred percent (100%). The Participant agrees on behalf of himself and his Beneficiary to assume all risks in connection with any decrease in the value of funds which are invested or which continue to be invested in accordance with the provisions of the Plan.

                 SECTION 4.02 CHANGE OF INVESTMENT ELECTION. Subject to any restrictions imposed by the underlying investment, a Participant may transfer all or a portion of his Deferral Account among the investments then allowed by the Plan not more frequently than once every thirty (30) days by providing the Committee with such completed forms as the Committee may require. Any such election shall be effective within thirty (30) days after receipt of such completed forms by the Committee or as soon as administratively feasible thereafter. Any change in the investment of a Participant's Deferral Account is applicable to both future elective Deferrals and existing assets in the Deferral Account.

                 SECTION 4.03     INVESTMENT OPTIONS.   In addition to those
investment funds listed on Attachment B, any funds credited to the Deferral Account may be kept in cash or invested and reinvested in mutual funds, stocks, bonds, securities, insurance contracts, or any other assets as may be selected by the Committee. The Company may add, delete or otherwise alter the investments allowed under this Plan at any time without the necessity of a Plan amendment.

                ARTICLE 5  - VESTING AND FORFEITURE OF BENEFITS

                 SECTION 5.01 PARTICIPANT DEFERRAL. Each Participant will be Vested in the amounts in his Deferral Account attributable to Deferrals at all times.

                 SECTION 5.02 COMPANY CONTRIBUTIONS. Each Participant will be Vested in the amounts in his Deferral Account attributable to Company Discretionary Contributions upon the earlier of: (i) the date the Participant satisfies the vesting schedule established by the Company at the time the Company's Discretionary Contribution is allocated to the Participant's Deferral Account; (ii) the date the Participant reaches age sixty (60) provided the Participant is still employed by the Company; or (iii) December 31st of the tenth Plan Year in which the Participant has maintained a balance at all times in his Deferral Account in the Plan. Notwithstanding the above, if a Participant dies while in the employ of the Company, all amounts credited to the Participant's Deferral Account will be Vested.

                         ARTICLE 6 - DEFERRAL ACCOUNTS

                 SECTION 6.01 DEFERRAL ACCOUNTS. The Committee shall establish and maintain a Deferral Account for each Participant under the Plan. Each Participant's Deferral Account shall be further divided into separate subaccounts ("investment fund subaccounts"), each of which corresponds to an investment fund elected by the Participant pursuant to Section 4.01. A Participant's Deferral Account shall be credited as follows:

                 (a) As of each Valuation Date, the Committee shall credit the investment fund sub-accounts of the Participant's Deferral Account with an amount equal to the Deferrals contributed by the Participant during each pay period ending in that month in accordance with the Participant's elections under Section 4.01; that is, the portion of the Participant's Deferrals that the Participant has elected to be deemed to be invested in a certain type of investment fund shall be credited to the investment fund sub-account corresponding to that investment fund.

                 In addition, the Committee shall credit the investment fund sub-accounts of the Participant's Deferral Account with an amount equal to any Company Discretionary Contributions made during that month in accordance with the Participant's elections under Section 4.01.

                 (b) As of each Valuation Date, each investment fund sub-account of a Participant's Deferral Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such investment fund subaccount as of the prior Valuation Date by the interest rate for the corresponding fund selected by the Company.

                 (c) In the event that a Participant elects for a given Plan Year's Deferral to have a scheduled withdrawal date pursuant to Section 7.04, all amounts attributed to the Deferrals for such Plan Year shall be accounted for in a manner which allows separate accounting for the Deferrals and investment gains and losses associated with such Plan Year's Deferrals.

                 SECTION 6.02 QUARTERLY REPORTS. The Committee shall advise each Participant of his Deferral Account at least quarterly.

                 SECTION 6.03 TITLE TO ASSETS. Title to and beneficial ownership of any assets which the Company has designated to pay the deferred compensation benefits hereunder shall at all times be subject to the general creditors of the Company, and a Participant shall have no property rights in those assets.

                 SECTION 6.04 UNFUNDED ARRANGEMENT. In conjunction with the establishment of this Plan, the Company has established a Rabbi Trust in respect of its obligations under the Plan. To the extent that any person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. It is the intention of the Company that this Rabbi Trust shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974.

                 SECTION 6.05 NOTICE OF INSOLVENCY. The Committee must inform the Trustee in writing of the Company's insolvency, as defined in the Trust Agreement. Upon receipt of this information regarding the Company's insolvency, the Trustee must discontinue payments of deferred obligations and must hold assets for the benefit of the Company's general creditors. If the Trustee receives other written notice of the Company's insolvency, the Trustee must notify the Committee in writing which shall confirm or refute such determination within 30 calendar days. If the Trustee does not receive a response from the Committee within said period, the Trustee must suspend all Participant or Beneficiary related payments and deliver trust assets to satisfy the claims of the Company's general creditors as directed by a court of competent jurisdiction.

                 SECTION 6.06 RETURN OR DIVERSION OF ASSETS. Except as permitted by the terms of the Trust Agreement, the Company has no right to direct the Trustee to return or divert trust assets before payment of all Plan benefits to the Participant or Beneficiary except (i) if necessary to discharge the claims of creditors, or (ii) if benefits have been forfeited.

                 SECTION 6.07 ANNUAL EXPENSES. The Company will be responsible for paying the annual expenses of operating this Plan which will include, but not be limited to, funding the Plan benefits, the administrative fees, separately stated fees for investment allocations and fees based on the amount of assets in the Plan. The annual expenses of the Plan will not be deducted from the assets of the Plan.

                       ARTICLE 7 - BENEFIT DISTRIBUTIONS

                 SECTION 7.01 IN GENERAL. A Participant who is eligible to receive benefits under the Plan, unless they are forfeited in accordance with
Article 5, shall have the obligation satisfied by the assets of the Rabbi Trust. The terms and conditions of such benefit payments are set forth in this Article. Distributions pursuant to Section 7.04 (other than paragraph 7.04(b)), 7.05, and 7.06 shall be made as soon as administratively feasible after the requested distribution is approved by the Committee. All other distributions will commence as soon as administratively feasible after the first day of the month following the end of the quarter containing the separation from service date.

                 SECTION 7.02 COMMENCEMENT OF BENEFITS. The amount in a Participant's Deferral Account shall be paid to the Participant at the time elected on the Deferral Election Form when Deferrals are initially made or, in the case of amounts attributable to Company discretionary contributions, at the time prescribed by the Company under Section 3.02.

                 (a) IN GENERAL. The Deferral Election Form shall permit Participants to direct payments to commence upon the earlier of a Voluntary Termination of Employment or on a scheduled withdrawal date pursuant to Section 7.04.

                 (b)      INVOLUNTARY TERMINATION OF EMPLOYMENT.
Notwithstanding any other provision of this Article 7, upon a Participant's Involuntary Termination of Employment, the Participant will receive an immediate distribution of benefits from his Deferral Account in one (1) lump sum payment.

                 SECTION 7.03 DISTRIBUTION FORM. The distribution form is elected on the

Deferral Election Form when Deferrals are initially contributed or, in the case of amounts attributable to Company discretionary contributions, in the form prescribed by the Company under Section 3.02. The distribution form can be changed by giving the Committee written notice at least one year in advance of the distribution date, on a form supplied by the Committee.

                 (a) NORMAL FORM OF DISTRIBUTION. The normal form of distribution is forty (40) Quarterly installments.

                 (b) OPTIONAL FORMS OF DISTRIBUTION. Participants who properly complete and submit a Deferral Election Form in accordance with
Article 3 may elect to receive their distribution of benefits in one (1) lump sum payment or in twenty (20) or sixty (60) Quarterly installments.

                 (c) DISTRIBUTION OF SMALL BENEFITS. If the Participant's Deferral Account is twenty-five thousand dollars ($25,000) or less, a distribution for any reason shall be made in the form of a lump-sum payment.

                 SECTION 7.04     SCHEDULED IN-SERVICE WITHDRAWALS.   In order
to select a scheduled withdrawal date, a Participant must complete a Deferral Election Form and elect a distribution date which is at least four (4) years from the date the deferral period commenced. A Participant can make separate elections with regard to the Deferrals contributed in each Plan Year.

                 (a) ELECTION TO EXTEND SCHEDULED WITHDRAWAL. Subject to the consent of the Committee, a Participant may elect to postpone the scheduled withdrawal date specified on a Deferral Election Form (or the date specified by the Company under Section 3.02) by filing with the Committee a subsequent Deferral Election Form specifying a later scheduled withdrawal date. Such an election to postpone the scheduled withdrawal date must be made at least one year prior to the scheduled withdrawal date. The extension of the scheduled withdrawal date may be made in one-year increments.

                 (b) TERMINATION OF EMPLOYMENT PRIOR TO SCHEDULED WITHDRAWAL DATE. In the event of a Voluntary Termination of Employment prior to distribution of a scheduled withdrawal, benefit payments shall commence as soon as administratively feasible after the first day of the month following the end of the quarter containing the separation from service date. A Participant can make a separate election on the Deferral Election Form as to the form of payment upon Voluntary Termination of Employment prior to a scheduled withdrawal. The distribution form can be changed by giving the Committee written notice at least one year in advance of the distribution date, on a form supplied by the Committee.

                 SECTION 7.05 NONSCHEDULED IN-SERVICE WITHDRAWALS. A Participant may request to receive the benefits in his Deferral Account in the form of a lump sum payment at any time. Subject to the approval of the Committee, a Participant who elects this type of benefit distribution will receive ninety percent (90%) of the Vested benefits in his Deferral Account and will forfeit the remaining ten-percent (10%). As a result of such non-scheduled in-service withdrawal, the Participant will be ineligible to participate in the Plan for purposes of making Deferrals or receiving Company Discretionary Contributions for the duration of the Plan Year in which he received the lump sum payment and for the following Plan Year.

                 SECTION 7.06 HARDSHIP DISTRIBUTIONS - WITHDRAWAL OF DEFERRALS. Upon application, the Committee may, when in its sole discretion, it determines that a Participant has incurred a hardship, permit such Participant to withdraw all or part of the amounts in his Deferral Account. While such a determination shall be within the discretion of the Committee, a hardship withdrawal request shall only be considered upon satisfactory demonstration that the Participant has incurred an immediate financial need arising out of events beyond the control of the Participant.

                 SECTION 7.07     DEATH BENEFITS.

                 (a) DEATH BEFORE SEPARATION FROM SERVICE. In the event that a Participant incurs a Voluntary Termination of Employment because of death, his Beneficiary shall be entitled to receive a death benefit which shall equal the value of the Participant's Deferrals and Company Discretionary Contributions in the Participant's Deferral Account, as of the Valuation Date immediately preceding the distribution date, plus the proceeds of any insurance policy held on the life of the deceased Participant, but subject to the terms of any Split Dollar Life Insurance Agreement then in effect.

                          (i)     The portion of the death benefit attributable
to the Participant's Deferrals and the Company Discretionary Contributions in the Participant's Deferral Account shall be paid in accordance with the distribution form selected by the Participant (but subject to 7.03(c)).

                          (ii)    The portion of the death benefit attributable
to any life insurance policy shall only be paid if the insurance company agrees that the Participant is insurable and shall be subject to all conditions and exceptions set forth in the applicable insurance policy. Notwithstanding the provision of this Plan or any other document to the contrary, the Company shall not have any obligation to pay the Participant or his or her Beneficiary any death benefit except the Participant's Deferrals and Company Discretionary Contributions in the Participant's Account; the portion of the death benefit attributable to life insurance shall be payable solely from the proceeds of the life insurance policy, if any. Furthermore, the Company is not obligated to maintain the policy; no death benefit attributable to life insurance shall be payable hereunder if the Company has discontinued the policy for the Participant. In addition, no policy shall be allocated to any Account. In the event a Participant dies while the life insurance policy is in effect but before the Split Dollar Life Insurance Agreement has been executed, the proceeds of the life insurance policy will be paid into the Rabbi Trust. The Company shall pay to the Participant's Beneficiary the death benefit set forth in Section 3(a) of the Split-Dollar Life Insurance Agreement as if the agreement had been effective at death.

                 (b) DEATH AFTER SEPARATION FROM SERVICE. In the event that a Participant who is in pay status after incurring a Voluntary Termination of Employment dies, his Beneficiary shall be entitled to receive the remaining installment payments, if any, from the Participant's Deferral Account as they become due. Payment of benefits under this Section shall be made in the form of payment selected by the Participant.

                 SECTION 7.08 TAX LIABILITY. In the event the Plan is required to distribute benefits to any Participant in compliance with a change in the law, the Participant shall bear all tax consequences associated with the premature payment of his Deferral Account. Notwithstanding the above, the Participant will be responsible for all taxes in conjunction with the deferral or distribution of his benefits.

                           ARTICLE 8 - ADMINISTRATION

                 SECTION 8.01     RESPONSIBILITIES AND POWERS OF COMMITTEE.
The Committee shall be the agent for service of legal process regarding any litigation arising out of the operation and administration of the Plan. The Committee may act in one or more fiduciary capacities with respect to the Plan and may allocate to others certain aspects of the responsibilities for the operation and administration of the Plan, including the employment of advisors and the delegation of any fiduciary or ministerial duties or functions to appropriate individuals. The Committee shall also have the power to manage and control the investment of plan assets, and to establish and revise rules and procedures relating to the administration of the Plan.

                 SECTION 8.02 INTERPRETATION OF PLAN. The Committee shall, subject to the requirements of the law, be the sole judge of the standard of proof required in any case and the application and interpretation of this Plan, and decisions of the Committee shall be final and binding on all parties. The Committee shall have the exclusive right and discretionary authority to construe the terms of the Plan, to resolve any ambiguities, and to determine any questions which may arise with the Plan's application or administration, including but not limited to, determination of eligibility for benefits. Whenever in the

Plan the Committee is given discretionary powers, the Committee shall exercise such powers in a uniform and non-discriminatory manner. The Committee shall process a claim for benefits as speedily as is feasible, consistent with the need for adequate information and proof necessary to establish the Participant's benefit rights and to commence payment of benefits.

           ARTICLE 9 - APPLICATION FOR BENEFITS AND CLAIMS PROCEDURE

                 SECTION 9.01 NOTICE OF DENIAL OF BENEFIT. In the event that a request for distribution of benefits is denied in whole or in part, a Participant whose request for benefits has been denied shall be notified of such denial in writing by the Committee. The denial notice shall specify the reason or reasons for the denial, make specific references to pertinent Plan provisions, describe any additional material or information necessary for the Participant to perfect the claim, and shall advise the Participant of the procedure for the appeal of such denial.

                 SECTION 9.02 APPEALS PROCEDURE. All appeals shall be made in accordance with the following procedure:

                 (a) The Participant or his duly authorized representative shall file with the Committee a request to appeal the denial within sixty (60) days of notification by the Committee of the claim denial. The request shall be made in writing, and shall set forth all of the facts upon which the appeal is based. Appeals not timely filed shall be barred.

                 (b) The Committee shall consider the merits of the Participant's written presentations, the merits of any facts or evidence in support of the denial of benefits, and such other facts and circumstances as it shall deem relevant.

                 (c) Within one hundred and twenty (120) days after a request for review has been received, the Committee shall render a decision upon the appealed claim which shall be in writing and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision was based. The decision rendered by the Committee shall be binding on all parties.



                        ARTICLE 10 - GENERAL PROVISIONS

                 SECTION 10.01 NO ALIENATION OR ASSIGNMENT OF BENEFITS. Payments of benefits under this Plan to any Participant shall not be subject to any claim of any creditor of such Participant, and, in particular, to the fullest extent permitted by law, all such payments shall be free from attachment, garnishments, trustee's process, or any other legal or equitable process available to any creditor of such Participant. No Participant shall have the right to alienate, anticipate, commute, pledge, encumber, assign, sell, or transfer any potential payment of benefits hereunder.

                 SECTION 10.02 NO CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed as conferring upon a Participant the right to continue in the employ of the Company.

                 SECTION 10.03 OTHER RETIREMENT PLANS. Any compensation deferred under this Plan shall not be deemed salary or other compensation to a Participant for the purpose of computing benefits to which he may be entitled under any benefit plan of the Company, provided it is permissible to do so under the plan.

                 SECTION 10.04 HEIRS, ASSIGNS AND SUCCESSORS. This agreement is binding upon and inures to the benefit of the Company, its successors and assigns and the Participant and his heirs, executors, administrators and legal representatives.

                 SECTION 10.05 AMENDMENT OR TERMINATION. The Board retains the right to amend this Plan, with retroactive effect if necessary, or terminate this Plan, at any time, as determined by the Board.

                 SECTION 10.06 SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

                 SECTION 10.07 CONTROLLING LAW. This Plan shall be construed in accordance with and governed by the laws of the State of Maryland.

                 SECTION 10.08 GRAMMATICAL CONSTRUCTION. Pronouns or other words indicating the masculine gender shall be deemed to include the feminine gender, and singular words shall include the plural in all cases where such meaning would be appropriate.

                 SECTION 10.9 UNAUTHORIZED REPRESENTATIONS. The Company shall not be bound by the representations of any person, other than the Committee, regarding eligibility for benefits under the Plan or any other matter relating to the Plan.

                 SECTION 10.10 DESIGNATION OF DEATH BENEFIT BENEFICIARY. Each Participant may designate any person or persons (primarily or contingently) as his

Beneficiary to whom his Plan benefits shall be paid if he dies prior to receipt of all such benefits. Such Beneficiary designation shall be effective only if in writing on forms provided by the Committee and if such form is delivered to the Committee during the lifetime of the Participant. If a Participant has a spouse, an election to name a primary designated Beneficiary other than or in addition to the spouse shall be ineffective unless the Participant's spouse consents in writing on form provided by the Committee to such designation.

                 SECTION 10.11 EFFECT OF CHANGE OF CONTROL. Notwithstanding the provisions of Section 6.04 above, following a Change in Control (as defined in the 1994 Ciena Corporation Incentive Stock Option Plan, as amended), in no event may the Company amend the Plan in any manner that adversely affects the benefits under the Plan or to remove the trustee of the trust established pursuant to Section 1.19 above.

                 IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers who have set their hands and affixed the corporate seal hereto as of this 20th day of April, 1998 effective the day first above written.

ATTEST:                                  CIENA CORPORATION

By:  /s/ Eric Georgatos (Seal)           By: /s/ Patrick H. Nettles (Seal)
    -------------------                      -----------------------
                          , Secretary                               , President





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